Exhibit 10.18

Execution Version

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

[***] INDICATES THAT INFORMATION HAS BEEN REDACTED

AMENDMENT 1 TO EXCLUSIVE SUB-LICENSE AGREEMENT FOR KD-026 AND KD-027

This AMENDMENT 1 (this “Amendment”) to the EXCLUSIVE SUB-LICENSE AGREEMENT dated as of February 13, 2019 (the “Agreement”) by and between Kadmon Corporation, LLC (f/k/a Kadmon Pharmaceuticals, LLC), a Delaware limited liability company with its principal office at 450 East 29th Street, New York, NY 10016 (“Kadmon” or “Sublicensor”) and Redux Therapeutics, LLC, a Massachusetts limited liability company having its principal office at 902 Turkey Run Road, McLean, VA 22101 (“Redux”) is is made and effective as of November 30, 2021 (the “Effective Date”). Kadmon and Redux each are referred to herein as a “Party” and are referred to together as the -Parties.” All defined terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

BACKGROUND

WHEREAS, the Parties entered into the Agreement on February 13, 2019;

WHEREAS, Kadmon previously agreed to extend the Initial Due Diligence Period;

WHEREAS, Redux continues to diligently pursue Clinical Studies for KD-026 and KD-027;

and

WHEREAS, the Parties wish to amend the Agreement to provide for revisions to the due diligence milestones set forth in the Agreement.

NOW, THEREFORE, in consideration of the foregoing and the covenants and premises contained herein, the parties therefore agree as follows:

1.	The Parties acknowledge that the Initial Due Diligence Period has previously been extended until [***].

2.	The Parties acknowledge that Redux timely gave notice of its failure to meet the Diligence Obligations, and has exercised its option to extend the due diligence period for the First Extended Diligence Period.

3.	Payment for the non-refundable fee for the First Extended Diligence Period (the “Fee”) must be sent to Kadmon, postmarked on or before December 3, 2021.

4.	Upon payment of the Fee, the First Extended Diligence Period shall extend the due diligence period for [***] from the date of payment (i.e. December 3, 2022).

5.	The Second Due Diligence Period, if exercised by Redux, shall end on [***], unless extended by mutual agreement of the Parties.

6.	In addition to the Diligence Obligations set forth in Section 2.2(a) of the Agreement, Redux may satisfy the Diligence Obligations for KD-026 by initiating a Phase 1 Clinical Trial in healthy volunteers designed to demonstrate efficacy in a primary endpoint of therapeutic relevance for the indication of Antipsychotic Induced Weight Gain and/or Antipsychotic Induced Dyslipidemia.

7.	The Parties agree that any required notices may be given by electronic mail, in addition to the methods provided in the Agreement.

IN WITNESS WHEREOF, the parties hereto have causes this Amendment to be executed as of the date first written above by their respective duly authorized officers.

KADMON CORPORATION, LLC

By:	/s/ Gregory S. Moss
	Name:	Gregory S. Moss
	Title	EVP, General Counsel, Chief
Compliance Officer and Corporate Secretary

REDUX THERAPEUTICS, LLC

By:	/s/ Eric Keller
	Name:	Eric Keller
	Title	CEO